UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

AMN HEALTHCARE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16753	06-1500476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive; Suite 100

San Diego, California 92130

(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 871-8519

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously reported on September 1, 2010, AMN Healthcare Services, Inc. closed its acquisition of NF Investors, Inc., a Delaware corporation, the parent company of Nursefinders, Inc. (dba Medfinders). The purpose of this Current Report on Form 8-K is to file the unaudited pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 2010, including the accompanying notes.

Item 9.01	Financial Statements and Exhibits

(b) Unaudited Pro Forma Financial Information.

The following unaudited pro forma financial information is attached hereto as Exhibit 99.1:

•	The unaudited pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 2010

•	Notes to unaudited pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 2010

(d) Exhibits.

EXHIBIT No.	DESCRIPTION

99.1	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN HEALTHCARE SERVICES, INC.

Date: November 23, 2010	By:	/s/ Bary G. Bailey
Bary G. Bailey
Chief Accounting Officer, Chief Financial Officer and Treasurer (Principal Accounting and Financial Officer)

INDEX TO EXHIBITS

EXHIBIT No.	DESCRIPTION

99.1	Unaudited Pro Forma Financial Information listed in Item 9.01(b)